SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                            ____________________

                                  FORM 8-K

                               CURRENT REPORT
                            ____________________


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 22, 1996
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               CATERPILLAR FINANCIAL FUNDING CORPORATION
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(Exact name of registrant as specified in governing instruments)


   Nevada               333-2988             88-0342613
- ---------------     ----------------    ---------------------
(State or other     (Commission File    (IRS Employer
jurisdiction of     Number)             Identification No.)
organization)


Greenview Plaza, 2950 East Flamingo Road, Suite E-4, Las Vegas, NV  89121
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (702) 735-2514
                                                     --------------

                           Not Applicable
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(Former name or former address if changed since last report)



                      Exhibit Index located at Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial Statements - Not Applicable

          (b)  Pro Form Financial Information - Not Applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                    Sequentially
 Exhibit                                              Numbered
 Number    Exhibit                                      Page
 ------    -------                                  ------------
 1.1(A)    Certificate Underwriting Agreement
           dated May 15, 1996 among Caterpillar
           Financial Funding Corporation,
           Caterpillar Financial Services
           Corporation, Merrill Lynch, Pierce,
           Fenner & Smith Incorporated.

 1.2(A)    Note Underwriting Agreement dated
           May 15, 1996 among Caterpillar
           Financial Funding Corporation,
           Caterpillar Financial Services
           Corporation, Merrill Lynch, Pierce,
           Fenner & Smith Incorporated, Goldman,
           Sachs & Co. and UBS Securities LLC.

 4.1(A)    Indenture dated as of May 1, 1996
           between Caterpillar Financial Asset
           Trust 1996-A and The First National
           Bank of Chicago, as Indenture Trustee.

 4.2(A)    Amended and Restated Trust Agreement
           dated as of May 1, 1996 between
           Caterpillar Financial Funding
           Corporation and Chemical Bank
           Delaware, as Owner Trustee.

 4.3(A)    Sale and Servicing Agreement dated as
           of May 1, 1996 among Caterpillar
           Financial Asset Trust 1996-A,
           Caterpillar Financial Funding
           Corporation, as Seller and Caterpillar
           Financial Services Corporation, as
           Servicer.

                                                    Sequentially
 Exhibit                                              Numbered
 Number    Exhibit                                      Page
 ------    -------                                  ------------
 10.1(A)   Purchase Agreement dated as of May 1,
           1996 between Caterpillar Financial
           Funding Corporation, as Purchaser
           and Caterpillar Financial Services
           Corporation, as Seller.

 10.2(A)   Administration Agreement dated as of
           May 1, 1996 among Caterpillar
           Financial Asset Trust 1996-A,
           Caterpillar Financial Services
           Corporation, as Administrator and
           Servicer, Caterpillar Financial
           Funding Corporation, and The First
           National Bank of Chicago, as Indenture
           Trustee.

 10.3(A)   Custodial Agreement dated as of May 1,
           1996, among Caterpillar Financial
           Services Corporation, Caterpillar
           Financial Funding Corporation,
           Caterpillar Financial Asset Trust
           1996-A and the First National Bank of
           Chicago, as Indenture Trustee.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 CATERPILLAR FINANCIAL FUNDING CORPORATION
                                (Registrant)



June 6, 1996                       By:/s/ Scott E. Harris
                                      ---------------------------
                                      Scott E. Harris
                                      Treasurer




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